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The words "EXECUTIVE INVESTORS FUNDS" in a rectangular blue box across the top of the page.

BLUE CHIP

HIGH YIELD

INSURED TAX EXEMPT



ANNUAL REPORT
December 31, 1999

MARKET OVERVIEW
EXECUTIVE INVESTORS TRUST

Dear Investor:

We are pleased to present this Market Overview for the annual report for the Executive Investors Trust for the year ended December 31, 1999. Included are the annual reports for the Blue Chip Fund, High Yield Fund and Insured Tax Exempt Fund.

THE ECONOMY
The U.S. economy, in its ninth year of expansion, continued to show remarkable strength during 1999. The domestic economy grew at a rate of 4.2% during the reporting period. The unemployment rate fell to 4.1% -- a 29-year low -- and 2.6 million new jobs were created. Despite rapid growth and near full employment, inflation remained benign. As measured by the consumer price index, inflation increased slightly, from 1.6% to a still low 2.7%, primarily due to higher oil prices. Rising personal income, high consumer confidence, wealth from stock market gains and home price appreciation, and improvement in the economies of U.S. trading partners were all factors that contributed to economic growth.

THE EQUITY MARKET
Despite a great deal of volatility, particularly during the summer months, the performance of the U.S. stock market was once again solid. Supported by the healthy economy, strong corporate profits and mild inflation, most sectors of the stock market reached record highs. The big story of the year was the explosive growth of technology stocks, as high-flying Internet stocks led the equity rally. Propelled by the ongoing Internet phenomenon, many prominent technology companies, including hardware, software and telecommunication service providers, posted strong gains. The Nasdaq Composite Index, which is meant to be a broad Nasdaq stock market indicator but is increasingly being driven by technology stocks, was up an unprecedented 85.6% for the year. Standard & Poor's 500 Index ("S&P 500 Index") was up 19.5% -- the fifth consecutive year of double-digit growth. The powerful momentum of technology stocks is exemplified by the fact that when technology stocks are removed from the S&P 500 Index, it is up only mid-single digits for the year.

Large capitalization stocks continued their winning streak, as indicated by the S&P 500 Index. However, it is important to note that while the S&P 500 Index soared, the majority of individual stocks included in the index actually declined (256 stocks fell in price, 3 remained unchanged and 241 rose.) In a stunning reversal of fortune, small capitalization stocks, which had lagged for several years, rebounded as the Russell 2000 Index (the small-cap benchmark) rose 19.6%.

In the international marketplace, stock markets around the world roared back to life in 1999. Buoyed by stabilizing economies, many emerging markets staged a dramatic comeback, while more established countries also posted respectable results.

THE BOND MARKET
Interest rates moved steadily and substantially higher during the year, causing bond prices to decline. The yield on the benchmark 30-year U.S. Treasury bond rose from

EXECUTIVE INVESTORS TRUST

5.10% to 6.48%, the highest yield in over two years. Early in the year, the market was hurt by a reversal of the "flight to safety," which had benefited bonds during the financial market crisis in the fall of 1998. As the year progressed, the market became increasingly concerned about the strength of the U.S. economy and likely Federal Reserve action. In fact, the Fed, concerned with the rapid expansion of the of economy, raised the federal funds rate by 25 basis points (1/4 of 1%) three times during the year, thus undoing its three easing moves that were initiated in response to 1998's financial market crisis.

Among the various bond sectors, U.S. corporate high yield bonds had the best performance due to their high coupon income. Mortgage-backed bonds were the second best sector due to reduced prepayment risk and a decrease in supply. Corporate investment grade bonds underperformed in part because of heavy issuance, particularly in the first half of the year. The worst performing bond sector was Treasury securities, which are the most sensitive to changes in interest rates.

LOOKING AHEAD
Going forward, our long-term outlook for the equity market remains optimistic, although, we are concerned about excessive valuations and record-high share prices of some stocks. As demonstrated in the past, the stock market is inherently volatile, and significant short-term corrections are part of its nature. However, in general, we are encouraged by the healthy fundamentals of the domestic economy, sustained corporate earnings and subdued inflation.

We anticipate that the bond market will continue to face a challenging environment in the months ahead. Given the economy's considerable momentum, the Federal Reserve is likely to continue to raise short-term rates. In addition, long-term rates are likely to continue to rise during the first few months of 2000. If the economy starts to slow due to higher interest rates, improvement in the bond market is possible by mid-year.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our shareholders to follow to reduce exposure to risk.* First, we encourage shareholders to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our shareholders to diversify their portfolios among stock, bond and money market funds. Third, we encourage our shareholders to follow a regular investment plan. This may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in Executive Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Patricia D. Poitra
Patricia D. Poitra
Director of Equities
Executive Investors Management Company, Inc.

/s/ Clark D. Wagner
Clark D. Wagner
Chief Investment Officer
Executive Investors Management Company, Inc.

January 31, 2000

*There are a variety of risks associated with investing in all stock mutual funds including market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates). There are special risks associated with investing in certain types of stock mutual funds, such as small-cap funds and global funds. For the bond funds, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your fund.

OUR PORTFOLIO MANAGERS' LETTERS DISCUSS HOW FUNDS PERFORMED RELATIVE TO THEIR LIPPER INC. ("LIPPER") PEER GROUPS. DURING 1999, LIPPER INSTITUTED A NEW CLASSIFICATION SYSTEM FOR EQUITY MUTUAL FUNDS. LIPPER IS CURRENTLY CONTINUING TO PUBLISH INFORMATION BASED ON BOTH THE OLD AND NEW CLASSIFICATIONS. BECAUSE THE NEW CLASSIFICATIONS WERE NOT IN PLACE WHEN THE FISCAL YEAR BEGAN AND THEY CONTINUED TO BE REFINED DURING THE YEAR, WE HAVE DECIDED TO CONTINUE TO RELY ON THE OLD CLASSIFICATIONS. THUS, WHEN WE REFER TO LIPPER PEER GROUPS IN THIS ANNUAL REPORT, WE ARE USING THE PREVIOUS CLASSIFICATION STRUCTURE.

PORTFOLIO MANAGERS' LETTER
EXECUTIVE INVESTORS BLUE CHIP FUND

Dear Investor:

We are pleased to present the annual report for the Executive Investors Blue Chip Fund for the fiscal year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was 25.6%, compared to an average return of 13.8% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 3.0 cents per share. The Fund also declared a capital gains distribution of $2.685 per share.

The primary factors driving the Fund's performance were the performance of large capitalization stocks, as well as the Fund's sector allocations. The Fund benefited from the equity markets' continued upward trend, which was supported by persistent gains in productivity. This in turn led to an improving corporate earnings environment. Concerns about inflation and rising interest rates returned mid-year and effectively cooled the markets. Fears soon subsided, and the market resumed its march upward through the year-end. In general, the performance of the major indices was driven by large-cap technology issues. The economy and financial markets are still debating the possible emergence of a "new paradigm" created by massive leaps forward in computer technologies. These technologies have made possible a heightened level of productivity, which some believe may render the historically perceived trade-off between inflation and unemployment invalid. However, the debate on this topic continues.

Technology was the reigning theme for the year, and the Fund benefited from the strong performance of a number of holdings in this sector. In the handset and wireless communications markets, Ericsson and Lucent Technologies were two solid stocks. As the semiconductor market improved, the stocks of Intel and LSI Logic generated outperforming returns, as did Applied Materials, a semiconductor capital equipment company.

In the consumer staples area, several cable providers added to the Fund's performance. AT&T/Liberty Media's focus on cable helped it become one of the year's solid performers. Time Warner, another major cable company, was also a good performer thanks to its improving programming content.

A number of holdings in the capital goods sector helped the Fund's performance during the reporting period. One company in particular that contributed to the performance of the Fund was General Electric, a well-managed, industrial company that benefited from continuing strength in the domestic economy, as well as the recent re-invigoration of the world economies.

The Fund's holdings in the consumer cyclicals sector also helped performance. Solid advertising and classified revenue helped propel Tribune's newspaper business. Its television station ratings also fared well, due to solid demographic perspectives. The big box retailers, Home Depot, Wal-Mart and Costco, continued to generate positive returns for the Fund by providing the consumer with solid shopping value and a good in-store experience.

The Fund's holdings in some sectors did not benefit performance. For example, in the health care sector, the Federal Reserve's decision to raise interest rates had a significant impact on some of the major pharmaceutical companies with higher price-to-earnings multiples. The stocks of companies such as Eli Lilly, Schering-Plough, and Pfizer all underperformed.

In the consumer cyclicals area, select sellers of hard goods were hurt by the rising interest-rate environment, though their fundamentals remained solid. An example of this situation was the underperformance of the stock of Ford Motor Company, a leading automobile manufacturer.

In the financial services sector, concerns about merger integration, potential Year 2000 computer glitches, rising interest rates, exposure to Latin America and declining revenues in the capital markets wreaked havoc. In this environment, some of the Fund's holdings underperformed. In the insurance industry, pricing pressures continued to depress the stocks of companies like Hartford Insurance Group.

At a meeting of the Board of Trustees of the Trust held on October 21, 1999, the Board approved a plan to merge the Executive Investors Blue Chip Fund into the First Investors Series Fund -- Blue Chip Fund. The reorganization is subject to the approval of the Executive Investors Blue Chip Fund shareholders. A shareholders meeting was scheduled for February 25, 2000.

EXECUTIVE INVESTORS BLUE CHIP FUND

Thank you for placing your trust in Executive Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Dennis T. Fitzpatrick
Dennis T. Fitzpatrick
Vice President
and Co-Portfolio Manager

/s/ Andrew Wedeck
Andrew Wedeck
Co-Portfolio Manager*

January 31, 2000

* Effective November 15, 1999, Mr. Wedeck serves as Co-Portfolio Manager of the Fund.

  CUMULATIVE PERFORMANCE INFORMATION
  EXECUTIVE INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the Executive Investors Blue Chip Fund and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999
                           Executive Investors                           S&P
                                     Blue Chip                     500 Index
May-90                                  $9,525                       $10,000
Dec-90                                   9,215                         9,531
Dec-91                                  11,774                        12,435
Dec-92                                  12,259                        13,383
Dec-93                                  13,256                        14,729
Dec-94                                  13,096                        14,923
Dec-95                                  17,849                        20,532
Dec-96                                  21,530                        25,246
Dec-97                                  27,253                        33,669
Dec-98                                  32,108                        43,211
Dec-99                                  40,332                        52,302
                                                Average Annual Total Return*
                                   N.A.V. Only           S.E.C. Standardized
One Year                                25.62%                        19.64%
Five Years                              25.23%                        24.01%
Since Inception (5/17/90)               16.16%                        15.58%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS BLUE CHIP FUND BEGINNING 5/17/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 18.70%, 22.71% AND 13.56%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1999

------------------------------------------------------------------------------------
                                                                              AMOUNT
                                                                            INVESTED
                                                                            FOR EACH
                                                                             $10,000
                                                                                  OF
                                                                                 NET
   SHARES   SECURITY                                                VALUE     ASSETS
------------------------------------------------------------------------------------
            COMMON STOCKS--99.4%
            BASIC MATERIALS--3.1%
      900   Alcoa, Inc.                                        $   74,700  $     132
    2,200   * Bethlehem Steel Corporation                          18,425         33
      500   Ecolab, Inc.                                           19,562         35
    1,400   Mead Corporation                                       60,812        108
------------------------------------------------------------------------------------
                                                                  173,499        308
------------------------------------------------------------------------------------
            CAPITAL GOODS--7.3%
    1,200   Deere & Company                                        52,050         92
    1,400   General Electric Company                              216,650        383
    1,300   Ingersoll-Rand Company                                 71,581        127
      800   Tyco International, Ltd.                               31,100         55
      600   United Technologies Corporation                        39,000         69
------------------------------------------------------------------------------------
                                                                  410,381        726
------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--5.6%
      300   ALLTEL Corporation                                     24,806         44
    1,600   Bell Atlantic Corporation                              98,500        174
      500   * Covad Communications Group, Inc.                     27,969         49
      700   GTE Corporation                                        49,394         87
    1,350   * MCI WorldCom, Inc.                                   71,634        127
      900   * NorthPoint Communications Group, Inc.                21,600         38
      600   * Qwest Communications International, Inc.             25,800         46
------------------------------------------------------------------------------------
                                                                  319,703        565
------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--10.2%
      600   * Best Buy Company, Inc.                               30,112         53
      700   Circuit City Stores-Circuit City Group                 31,544         56
    1,200   * Costco Wholesale Corporation                        109,500        194
    1,050   Home Depot, Inc.                                       71,991        127
    1,200   Masco Corporation                                      30,450         54
    1,100   McGraw-Hill Companies, Inc.                            67,787        120
    1,600   Tribune Company                                        88,100        156
    2,100   Wal-Mart Stores, Inc.                                 145,162        257
------------------------------------------------------------------------------------
                                                                  574,646      1,017
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                              AMOUNT
                                                                            INVESTED
                                                                            FOR EACH
                                                                             $10,000
                                                                                  OF
                                                                                 NET
   SHARES   SECURITY                                                VALUE     ASSETS
------------------------------------------------------------------------------------
            CONSUMER STAPLES--11.1%
    3,000   * AT&T Corporation-Liberty Media Group - Class
              "A"                                              $  170,250  $     301
      600   Bestfoods                                              31,537         56
      600   * Clear Channel Communications, Inc.                   53,550         95
    1,600   General Mills, Inc.                                    57,200        101
      600   * Getty Images, Inc.                                   29,325         52
    2,300   PepsiCo, Inc.                                          81,075        143
      600   Procter & Gamble Company                               65,737        116
    1,200   Time Warner, Inc.                                      86,925        154
      400   Unilever NV - NY Shares (ADR)                          21,775         39
      500   * Viacom, Inc. - Class "B"                             30,219         53
------------------------------------------------------------------------------------
                                                                  627,593      1,110
------------------------------------------------------------------------------------
            ENERGY--4.9%
      300   Chevron Corporation                                    25,987         46
    1,364   Exxon Mobil Corporation                               109,887        194
    1,000   Halliburton Company                                    40,250         71
    1,300   Royal Dutch Petroleum Company - NY Shares (ADR)        78,569        139
      900   USX-Marathon Group                                     22,219         39
------------------------------------------------------------------------------------
                                                                  276,912        489
------------------------------------------------------------------------------------
            FINANCIAL--12.4%
      921   American International Group, Inc.                     99,583        176
    1,100   Capital One Financial Corporation                      53,006         94
      600   Charles Schwab Corporation                             23,025         41
      600   Chase Manhattan Corporation                            46,612         82
      500   CIGNA Corporation                                      40,281         71
    1,400   Citigroup, Inc.                                        77,788        138
    2,100   Conseco, Inc.                                          37,537         66
      500   Fannie Mae                                             31,219         55
    1,000   Finova Group, Inc.                                     35,500         63
      800   Freddie Mac                                            37,650         67
      300   Jefferson-Pilot Corporation                            20,475         36
    1,500   MBNA Corporation                                       40,875         72
      400   Morgan Stanley Dean Witter & Company                   57,100        101
      700   SLM Holding Corporation                                29,575         52
    1,000   SunTrust Banks, Inc.                                   68,812        122
------------------------------------------------------------------------------------
                                                                  699,038      1,236
------------------------------------------------------------------------------------

EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1999

------------------------------------------------------------------------------------
                                                                              AMOUNT
                                                                            INVESTED
                                                                            FOR EACH
                                                                             $10,000
                                                                                  OF
                                                                                 NET
   SHARES   SECURITY                                                VALUE     ASSETS
------------------------------------------------------------------------------------
            HEALTHCARE--7.9%
      600   Abbott Laboratories                                $   21,787  $      39
      800   Allergan, Inc.                                         39,800         70
      900   Bristol-Myers Squibb Company                           57,769        102
    1,600   Columbia HCA Healthcare Corporation                    46,900         83
      700   Eli Lilly and Company                                  46,550         82
      600   Johnson & Johnson                                      55,875         99
    1,500   Medtronic, Inc.                                        54,656         97
    1,100   Merck & Company, Inc.                                  73,769        130
      600   Warner-Lambert Company                                 49,163         87
------------------------------------------------------------------------------------
                                                                  446,269        789
------------------------------------------------------------------------------------
            TECHNOLOGY--35.2%
      900   * Altera Corporation                                   44,606         79
      600   * Applied Materials, Inc.                              76,013        134
    1,000   * Atmel Corporation                                    29,563         52
      700   Autodesk, Inc.                                         23,625         42
    3,800   * Cadence Design Systems, Inc.                         91,200        161
    1,400   * CIENA Corporation                                    80,500        142
    1,500   * Cisco Systems, Inc.                                 160,688        284
    1,600   Compaq Computer Corporation                            43,300         77
      800   * Compuware Corporation                                29,800         53
    1,500   * Cypress Semiconductor Corporation                    48,563         86
      600   * EMC Corporation                                      65,550        116
      400   * Entrust Technologies, Inc.                           23,975         42
      600   * Fairchild Semiconductor International, Inc. -
              Class "A"                                            17,850         32
      900   * Harbinger Corporation                                28,631         51
      100   Hewlett-Packard Company                                11,394         20
    1,100   Intel Corporation                                      90,544        160
      500   International Business Machines Corporation            54,000         96
    1,000   * Jabil Circuit, Inc.                                  73,000        129
    1,400   * LSI Logic Corporation                                94,500        167
    1,200   Lucent Technologies, Inc.                              89,775        159
      600   * Micron Electronics, Inc.                              6,675         12
      500   * Micron Technology, Inc.                              38,875         69
    1,000   * Microsoft Corporation                               116,750        207
      400   Motorola, Inc.                                         58,900        104
      100   Nokia Corporation (ADR) - Class "A"                    19,000         34
    1,200   * Oracle Corporation                                  134,475        238
      500   * Ramp Networks, Inc.                                   7,625         13
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                              AMOUNT
                                                                            INVESTED
                                                                            FOR EACH
                                                                             $10,000
                                                                                  OF
                                                                                 NET
   SHARES   SECURITY                                                VALUE     ASSETS
------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
    1,200   * Sun Microsystems, Inc.                           $   92,925  $     164
    2,600   * Symantec Corporation                                152,425        270
      200   Telefonaktiebolaget L.M. Ericsson (ADR) - Class
              "B"                                                  13,138         23
    1,000   * Tellabs, Inc.                                        64,188        114
    1,300   * Teradyne, Inc.                                       85,800        152
      200   W.W. Grainger, Inc.                                     9,563         17
      600   Xerox Corporation                                      13,613         24
------------------------------------------------------------------------------------
                                                                1,991,029      3,523
------------------------------------------------------------------------------------
            UTILITIES--1.7%
    2,200   Enron Corporation                                      97,625        173
------------------------------------------------------------------------------------

TOTAL VALUE OF COMMON STOCKS (cost $3,403,469)          99.4%      5,616,695      9,936
OTHER ASSETS, LESS LIABILITIES                            .6          36,415         64
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%     $5,653,110  $  10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS HIGH YIELD FUND

Dear Investor:

We are pleased to present the annual report for the Executive Investors High Yield Fund for the year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was 6.1%, compared to an average return of 4.5% for its Lipper peer group. During the period, the Fund declared dividends from net investment income in the amount of 70.1 cents per share.

The primary factors that drove the Fund's performance during the fiscal year were the rising interest-rate environment and credit developments -- both positive and negative -- within the portfolio.

Early in 1999, investor comfort with sustainable growth turned into a fear of rising interest rates. This enabled higher-risk investments such as high yield bonds to outperform Treasury securities. Widespread concerns about emerging markets began to be relieved as Brazil devalued its currency and took some steps toward fiscal reform. The improved performance of emerging markets removed a large concern overhanging all markets. This spurred the high yield market, and caused both the aggressiveness and volume of domestic high yield bond issues to grow.

As the reporting period progressed, the prospect of accelerating domestic growth and tight employment conditions fueled inflation worries. Markets thus began to expect Federal Reserve tightening and the resulting demand for higher yields caused new issue activity to slow appreciably. After the Fed raised interest rates in June, investors showed an increasing preference for larger, higher-rated, more-liquid bond issues. Issues not meeting these criteria underperformed and became difficult to trade. This contrasted sharply with the outperformance of more aggressive transactions earlier in the year.

As the year progressed, concerns continued to mount regarding additional interest rate hikes. Ultimately, the rapid pace of growth led the Fed to raise interest rates again in August and a third time in October. Market liquidity became problematic as pent-up demand for capital collided with investor defensiveness and demands for higher yields. On top of year 2000 uncertainty, investors also became less tolerant of incipient credit problems as more have occurred.

During 1999, the default rate of high yield bonds more than doubled from the 1998 level, to about 4%. However, late in the year, premiums available in the high yield market -- the DLJ High Yield Index began October at an unusually high 6.11% more than Treasuries -- partially overcame Y2K fears. Thus, selective new deals from large, liquid, widely-followed issuers were completed, performed well and aroused hopes for 2000.

Throughout the reporting period, a number of other factors stand out as having had an impact on the Fund's returns. Performance was aided by the Fund's emerging-markets holdings and several of its telecommunications companies, which as a group have proven to be dynamic drivers of economic growth. The Fund also benefited from premiums paid on some repurchases and calls of successful credits. Although the U.S. enjoyed strong economic growth, company and management-specific problems still affected some holdings. The Fund's performance was negatively impacted by the fact that it had few holdings in the growing European high yield community of issuers, which began to outperform as Euro currency-based investors began to commit. Holdings in the U.S. health care sector, usually viewed as defensive, also hurt the Fund. A number of long-term care companies suffered because of difficulties in adjusting to new Medicare reimbursement rules enacted under the Balanced Budget Act of 1997. The energy sector began the year weakly, but most companies rebounded thanks to improved pricing of oil and natural gas.

The Fund will continue to focus on uncovering companies whose strong managements, market positions, strategies and results are likely to provide us with value improvement in the high yield market.

At a meeting of the Board of Trustees of the Trust held on October 21, 1999, the Board approved a plan to merge the Executive Investors High Yield Fund into the First Investors Fund For Income, Inc. The reorganization is subject to the approval of the Executive Investors High Yield Fund shareholders. A shareholders meeting was scheduled for February 25, 2000.

Thank you for placing your trust in Executive Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Nancy W. Jones
Nancy W. Jones
Vice President
  and Portfolio Manager*

January 31, 2000

* Effective January 1, 2000, Ms. Jones serves as Portfolio Manager of the Fund.

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the Executive Investors High Yield Fund and the CS First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999
                         Executive Investors               CS First Boston
                             High Yield Fund              High Yield Index
Jan-90                                $9,525                       $10,000
Dec-90                                 8,330                         9,362
Dec-91                                11,293                        13,458
Dec-92                                13,069                        15,700
Dec-93                                15,295                        18,669
Dec-94                                14,940                        18,488
Dec-95                                17,790                        21,701
Dec-96                                20,226                        24,396
Dec-97                                22,660                        27,477
Dec-98                                22,854                        27,637
Dec-99                                24,245                        28,261
                                              Average Annual Total Return*
                                 N.A.V. Only           S.E.C. Standardized
One Year                               6.09%                         1.09%
Five Years                            10.17%                         9.10%
Ten Year                               9.80%                         9.26%
S.E.C. 30-Day Yield                                                  9.05%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS HIGH YIELD FUND BEGINNING 1/1/90 WITH A THEORETICAL INVESTMENT IN THE CS FIRST BOSTON HIGH YIELD INDEX. THE CS FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,493 DIFFERENT ISSUES, 1,290 OF WHICH ARE CASH PAY, 160 ARE ZERO-COUPON, 9 ARE STEP BONDS, 12 ARE PAYMENT-IN-KIND BONDS AND THE REMAINING 22 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 7.7 YEARS, AN AVERAGE MATURITY OF 7.8 YEARS, AN AVERAGE DURATION OF 4.8 YEARS AND AN AVERAGE COUPON OF 10.1%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND TEN YEARS WOULD HAVE BEEN .49%, 8.46% AND 8.40%, RESPECTIVELY AND THE S.E.C. YIELD FOR DECEMBER 1999 WOULD HAVE BEEN 8.46%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CS FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1999

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                   $10,000
                                                                                        OF
     PRINCIPAL                                                                         NET
        AMOUNT   SECURITY                                                 VALUE     ASSETS
------------------------------------------------------------------------------------------
                 CORPORATE BONDS--89.6%
                 APPAREL/TEXTILES--2.2%
$          350M  Polymer Group, Inc., 9%, 2007                      $   341,250  $     215
------------------------------------------------------------------------------------------
                 AUTOMOTIVE--4.8%
           500M  Cambridge Industries, Inc., 10.25%, 2007++             202,500        128
           250M  Cooperative Computing, Inc., 9%, 2008                  138,750         87
           200M  Exide Corp., 10%, 2005                                 191,500        121
           300M  Special Devices, Inc., 11.375%, 2008                   235,500        148
------------------------------------------------------------------------------------------
                                                                        768,250        484
------------------------------------------------------------------------------------------
                 BUILDING MATERIALS--.6%
           350M  American Architectural Products Corp., 11.75%,
                   2007                                                 100,625         63
------------------------------------------------------------------------------------------
                 CHEMICALS--4.3%
           250M  Huntsman ICI Chemicals, LLC, 10.125%, 2009 +           257,500        162
           400M  Huntsman Polymers Corp., 11.75%, 2004                  420,000        265
------------------------------------------------------------------------------------------
                                                                        677,500        427
------------------------------------------------------------------------------------------
                 CONSUMER PRODUCTS--4.0%
           400M  AKI, Inc., 10.50%, 2008                                358,000        226
           350M  Corning Consumer Products, Co., 9.625%, 2008           278,250        175
------------------------------------------------------------------------------------------
                                                                        636,250        401
------------------------------------------------------------------------------------------
                 CONTAINERS/PACKAGING--5.4%
           400M  Radnor Holdings, Corp., 10%, 2003                      402,000        253
           250M  Tekni-Plex, Inc., 9.25%, 2008                          255,000        161
           200M  U.S. Can Corp., 10.125%, 2006                          205,000        129
------------------------------------------------------------------------------------------
                                                                        862,000        543
------------------------------------------------------------------------------------------
                 DURABLE GOODS MANUFACTURING--1.6%
           300M  Columbus McKinnon Corp., 8.50%, 2008                   259,500        164
------------------------------------------------------------------------------------------
                 ENERGY--1.5%
           250M  Giant Industries, Inc., 9.75%, 2003                    244,375        154
------------------------------------------------------------------------------------------

EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1999

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                   $10,000
                                                                                        OF
     PRINCIPAL                                                                         NET
        AMOUNT   SECURITY                                                 VALUE     ASSETS
------------------------------------------------------------------------------------------
                 ENTERTAINMENT/LEISURE--5.4%
$          350M  Carmike Cinemas, Inc., 9.375%, 2009                $   304,500  $     192
           300M  Loews Cineplex Entertainment Corp., 8.875%, 2008       265,500        167
           400M  Outboard Marine Corp., 10.75%, 2008                    290,000        183
------------------------------------------------------------------------------------------
                                                                        860,000        542
------------------------------------------------------------------------------------------
                 GAMING/LODGING--1.6%
           250M  Hollywood Park, Inc., 9.25%, 2007                      249,063        157
------------------------------------------------------------------------------------------
                 HEALTHCARE--1.2%
           200M  Tenet Healthcare Corp., 8.625%, 2007                   195,000        123
------------------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY/OFFICE EQUIPMENT--1.8%
           275M  ChipPac International, Ltd., 12.75%, 2009 +            289,781        183
------------------------------------------------------------------------------------------
                 MEDIA (CABLE TV/BROADCASTING)--8.1%
           500M  Diva Systems Corp., 0%-12.625%, 2008                   197,500        125
           400M  Echostar DBS Corp., 9.375%, 2009                       403,000        254
           300M  Grupo Televisa, SA, 11.875%, 2006                      323,250        204
           350M  Rogers Communications, Inc., 9.125%, 2006              354,375        223
------------------------------------------------------------------------------------------
                                                                      1,278,125        806
------------------------------------------------------------------------------------------
                 MEDIA (OTHER)--3.9%
           200M  Garden State Newspapers, Inc., 8.75%, 2009             187,000        118
           200M  Garden State Newspapers, Inc., 8.625%, 2011            184,000        116
           250M  Mail-Well I Corp., 8.75%, 2008                         238,750        151
------------------------------------------------------------------------------------------
                                                                        609,750        385
------------------------------------------------------------------------------------------
                 MINING/METALS--10.6%
           400M  CSN Iron, SA, 9.125%, 2007 +                           335,250        211
           400M  Euramax International PLC, 11.25%, 2006                412,000        260
           250M  WCI Steel, Inc., 10%, 2004                             255,625        161
           300M  Wells Aluminum Corp., 10.125%, 2005                    290,250        183
           400M  Wheeling-Pittsburgh Corp., 9.25%, 2007                 380,000        240
------------------------------------------------------------------------------------------
                                                                      1,673,125      1,055
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                   $10,000
                                                                                        OF
     PRINCIPAL                                                                         NET
        AMOUNT   SECURITY                                                 VALUE     ASSETS
------------------------------------------------------------------------------------------
                 MISCELLANEOUS--5.5%
$          300M  Allied Waste NA, Inc., 10%, 2009 +                 $   268,500  $     169
           300M  Kindercare Learning Centers, Inc., 9.50%, 2009         294,000        185
           286M  Pierce Leahy Corp., 11.125%, 2006                      304,590        192
------------------------------------------------------------------------------------------
                                                                        867,090        546
------------------------------------------------------------------------------------------
                 PAPER/FOREST PRODUCTS--7.2%
           300M  Packaging Corporation of America, 9.625%, 2009         307,500        194
           350M  Riverwood International Corp., 10.25%, 2006            358,313        226
           417M  S.D. Warren Co., Inc., 14%, 2006                       471,379        297
------------------------------------------------------------------------------------------
                                                                      1,137,192        717
------------------------------------------------------------------------------------------
                 REAL ESTATE/CONSTRUCTION--1.3%
           400M  Cathay International, Ltd., 13%, 2008 +                208,000        131
------------------------------------------------------------------------------------------
                 RETAIL - GENERAL MERCHANDISE--1.9%
           300M  Big 5 Corp., 10.875%, 2007                             297,000        187
------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS--16.7%
           500M  21st Century Telecom Group, Inc., 0%-12.25%, 2008      336,250        212
           450M  E. Spire Communications, Inc., 0%-13%, 2005            234,000        148
           300M  Level 3 Communications, Inc., 9.125%, 2008             283,500        179
           300M  McCaw International, Ltd., 0%-13%, 2007                207,000        131
           250M  Netia Holdings BV, 10.25%, 2007                        213,125        134
           250M  Netia Holdings BV, 0%-11.25%, 2007                     163,125        103
           250M  Pac-West Telecommunications, Inc., 13.50%, 2009        260,000        164
           200M  Powertel, Inc., 0%-12%, 2006                           175,000        110
           200M  Qwest Communications International, Inc.,
                   0%-9.47%, 2007                                       161,500        102
           300M  RCN Corp., 0%-11%, 2008                                198,000        125
           250M  VoiceStream Wirelesss Corp., 0%-11.875%, 2009 +        151,875         96
           300M  World Access, Inc., 13.25%, 2008                       271,500        171
------------------------------------------------------------------------------------------
                                                                      2,654,875      1,675
------------------------------------------------------------------------------------------
                                                                     14,208,751      8,958
TOTAL VALUE OF CORPORATE BONDS (cost $15,822,162)
------------------------------------------------------------------------------------------

EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1999

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
       SHARES,                                                                    FOR EACH
      WARRANTS                                                                     $10,000
            OR                                                                          OF
     PRINCIPAL                                                                         NET
        AMOUNT   SECURITY                                                 VALUE     ASSETS
------------------------------------------------------------------------------------------
                 COMMON STOCKS--2.6%
                 MEDIA (CABLE TV/BROADCASTING)--2.5%
         4,000   * Echostar Communications Corp. - Class "A"        $   390,000  $     246
------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS--.1%
           943   * World Access, Inc.                                    18,153         11
------------------------------------------------------------------------------------------
                                                                        408,153        257
TOTAL VALUE OF COMMON STOCKS (cost $14,935)
------------------------------------------------------------------------------------------
                 WARRANTS--.5%
                 MEDIA (CABLE TV/BROADCASTING)--.1%
         1,500   * Diva Systems Corp. (expiring 3/1/08) +                12,000          7
------------------------------------------------------------------------------------------
                 MINING/METALS--.0%
           200   * Gulf State Steel Acquisition Corp. (expiring
                   4/15/03) +                                                 2         --
------------------------------------------------------------------------------------------
                 PAPER/FOREST PRODUCTS--.3%
         9,000   * S.D. Warren Co., Inc. (expiring 12/15/06) +           45,000         28
------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS--.1%
           450   * E. Spire Communications, Inc. (expiring
                   11/1/05)                                              18,450         12
           400   * McCaw International, Ltd. (expiring 4/15/07) +         1,000          1
------------------------------------------------------------------------------------------
                                                                         19,450         13
------------------------------------------------------------------------------------------
                                                                         76,452         48
TOTAL VALUE OF WARRANTS (cost $0)
------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT OBLIGATIONS--3.2%
$          500M  United States Treasury Note, 7%, 2006
                   (cost $534,875)                                      512,344        323
------------------------------------------------------------------------------------------
                 SHORT-TERM CORPORATE NOTES--1.9%
           300M  Idaho Power Co., 6.50%, 1/14/00 (cost $299,295)        299,295        189
------------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $16,671,267)             97.8%      15,504,995      9,775
OTHER ASSETS, LESS LIABILITIES                             2.2          356,690        225
------------------------------------------------------------------------------------------
NET ASSETS                                               100.0%     $15,861,685  $  10,000
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

* Non-income producing
+ See Note 4
++ In default as to principal and/or interest

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Dear Investor:

We are pleased to present the annual report for the Executive Investors Insured Tax Exempt Fund for the year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was -1.9%, compared to a return of -4.7% for its Lipper peer group. During the period, the Fund declared dividends from net investment income in the amount of 65.2 cents per share. The Fund also declared a capital gains distribution of 2.6 cents per share.

The key factors affecting the Fund's performance were rising interest rates and the substantial issuance of municipal bonds as well as decreased demand from traditional buyers.

Throughout the year, interest rates increased substantially, driving down the prices of bonds. Long-term municipal bond yields increased from 5.26% to 6.23%, their highest level in over 3 1/2 years. New issuance was heavy -- the fourth largest year in the history of the market -- with $225 billion in new bonds issued. Over the course of the year, institutional demand for municipal bonds slowed. Property and casualty companies, due to their weak earnings, shunned the municipal bond market. Also, mutual funds were net sellers, as shareholders sold municipal bond fund holdings and used their losses to offset gains in the stock market. In response to this environment, municipal bond yields rose more than expected, in order to attract buyers.

During the year, the credit profile of the municipal market improved with the exception of the health care sector. The default of Pennsylvania-based Allegheny Health, Education and Research Foundation's hospital system on $525 million of municipal bonds is an example of the difficulties this sector faced. The impact of the default was that uninsured hospital bonds lost value due to increased credit risk. This unfortunate situation reaffirms the value of municipal bond insurance in protecting individual investors. Most bonds in the Executive Investors Insured Tax Exempt Fund are insured for the timely payment of interest and principal by independent insurance companies that have received the highest ratings from independent ratings agencies. Although this insurance reduces credit risk, it does not protect against market fluctuations. Shares of the Fund will fluctuate in value, and may be worth more or less than their original cost.

The Fund's performance in 1999 was substantially better than that of its peer group. For the first half of 1999, the Fund's performance was mixed versus its peer group, as interest rates rose more than expected. During the second half of 1999, the Fund's performance improved substantially as we shifted strategy, effectively decreasing the Fund's interest rate sensitivity. We increased the Fund's

EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

cash position and bought bonds with relatively shorter maturities (15 years rather than 20 years). The Fund also benefited from large holdings of noncallable bonds, as callable bonds tend to decline in price faster than noncallable bonds. Also the Fund had few holdings of "market discount" bonds. These bonds are priced below their original issue price, and are very sensitive to changes in interest rates. The Fund also benefited from trading opportunities created by access to new issues.

Thank you for placing your trust in Executive Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner
Clark D. Wagner
Vice President
  and Portfolio Manager

January 31, 2000

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Comparison of change in value of $10,000 investment in the Executive Investors Insured Tax Exempt Fund and the Lehman Brothers Municipal Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999  EXECUTIVE INVESTORS        LEHMAN BROTHERS
                             INSURED TAX             MUNICIPAL BOND
                             EXEMPT FUND                 INDEX
Jul-90                                $9,525                       $10,000
Dec-90                                $9,901                       $10,286
Dec-91                               $11,188                       $11,536
Dec-92                               $12,411                       $12,552
Dec-93                               $14,366                       $14,093
Dec-94                               $13,798                       $13,365
Dec-95                               $16,631                       $15,716
Dec-96                               $17,315                       $16,384
Dec-97                               $19,098                       $17,889
Dec-98                               $20,510                       $19,048
Dec-99                               $20,116                       $18,656
                                              Average Annual Total Return*
                                 N.A.V. Only           S.E.C. Standardized
One Year                             (1.92%)                       (6.61%)
Five Years                             7.83%                         6.79%
Since Inception
(7/26/90                               8.24%                         7.69%
S.E.C. 30-Day Yield                                                  4.46%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND BEGINNING 7/26/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM INVESTMENT GRADE TAX EXEMPT BOND MARKET. RETURNS AND ATTRIBUTES FOR THE INDEX ARE CALCULATED SEMI-MONTHLY USING APPROXIMATELY 21,000 MUNICIPAL BONDS WHICH ARE PRICED BY MULLER DATA CORP. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES OR COST OF INSURANCE OF BONDS HELD BY AN INSURED TAX-EXEMPT BOND FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN (7.55%), 5.78% AND 6.40%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR DECEMBER 1999 WOULD HAVE BEEN 3.58%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS MUNICIPAL BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC. AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
December 31, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
   AMOUNT   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            MUNICIPAL BONDS--99.1%
            ALABAMA--6.2%
$     750M  Blount County Water Authority, 5.75%, 8/1/19       $   723,750  $     457
      250M  Coffee County Public Bldg. Authority, 6.10%,
              9/1/16                                               253,125        160
-------------------------------------------------------------------------------------
                                                                   976,875        617
-------------------------------------------------------------------------------------
            ARIZONA--2.8%
      250M  Maricopa County Ind. Dev. Auth. Hosp. Facs. Rev.
              (Samaritan Hlth. Svcs.), 7%, 12/1/16                 283,750        179
      145M  Maricopa County Uni. Sch. Dist. Gen. Oblig. #80
              (Chandler), 6.25%, 7/1/11                            155,331         98
-------------------------------------------------------------------------------------
                                                                   439,081        277
-------------------------------------------------------------------------------------
            CALIFORNIA--8.5%
      500M  San Francisco City & County Redev. Agy. (Moscone
              Ctr.), 6.75%, 7/1/15                                 541,250        342
      250M  San Francisco Pkg. Auth., 7%, 6/1/05                   280,000        177
      250M  San Jose Redevelopment Agency, 6%, 8/1/15              261,562        165
      250M  Santa Ana Fin. Auth. Lease Rev., 6.25%, 7/1/15         267,187        169
-------------------------------------------------------------------------------------
                                                                 1,349,999        853
-------------------------------------------------------------------------------------
            COLORADO--2.4%
      350M  Garfield Pitkin & Eagle Ctys. School District #RE
              1, 6.60%, 6/15/04*                                   378,000        239
-------------------------------------------------------------------------------------
            CONNECTICUT--2.7%
      400M  Connecticut Special Tax Obligation Revenue,
              6.10%, 10/1/04*                                      426,000        269
-------------------------------------------------------------------------------------
            FLORIDA--5.3%
      335M  Cocoa Water & Sewer Rev., 5.75%, 10/1/07*              353,425        223
      500M  Florida State Municipal Loan Council Rev.,
              5.375%, 11/1/15                                      483,750        305
-------------------------------------------------------------------------------------
                                                                   837,175        528
-------------------------------------------------------------------------------------
            ILLINOIS--10.9%
      500M  Chicago Board of Education, 6.25%, 12/1/12             535,000        338
      500M  Chicago General Obligation, 6%, 7/1/05*                533,125        336
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
   AMOUNT   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            ILLINOIS (continued)
$     500M  Illinois Dev. Fin. Auth. Sch. Dist. (Rockford
              School #205), 6.55%, 2/1/09                      $   544,375  $     344
      100M  Will County School District General Obligation,
              7.10%, 12/1/09                                       113,625         72
-------------------------------------------------------------------------------------
                                                                 1,726,125      1,090
-------------------------------------------------------------------------------------
            MAINE--1.7%
      250M  Maine Municipal Bond Bank, 6.50%, 11/1/14              265,000        167
-------------------------------------------------------------------------------------
            MASSACHUSETTS--3.2%
      500M  Mass. Bay Transportation Auth. Gen. Sys. Rev.,
              5.80%, 3/1/13                                        515,000        325
-------------------------------------------------------------------------------------
            MICHIGAN--2.1%
    1,000M  Howell Public Schools General Obligation, Zero
              Coupon, 5/1/06*                                      330,000        208
-------------------------------------------------------------------------------------
            MISSOURI--4.8%
      200M  Liberty Sewer System Rev., 6.15%, 2/1/15               204,750        129
      500M  Missouri State Health & Educational Facilities
              Auth. (BJC Health System), 6.75%, 5/15/10            559,375        353
-------------------------------------------------------------------------------------
                                                                   764,125        482
-------------------------------------------------------------------------------------
            NEW JERSEY--7.8%
      750M  Essex County Utility Auth., 5.625%, 10/1/18            728,437        460
      485M  New Jersey Housing & Mortgage Fin. Rev., 6.55%,
              10/1/10                                              505,006        319
-------------------------------------------------------------------------------------
                                                                 1,233,443        779
-------------------------------------------------------------------------------------
            NEW YORK--1.9%
      290M  New York City Municipal Water Fin. Auth. Rev.,
              5.875%, 6/15/01*                                     301,962        191
-------------------------------------------------------------------------------------
            NORTH CAROLINA--3.9%
      195M  Fayetteville Pub. Wks. Commn. Rev., 5.50%, 3/1/15      189,881        120
      430M  North Carolina Central Univ. Hsg. Rev., 5.75%,
              11/1/15                                              426,775        269
-------------------------------------------------------------------------------------
                                                                   616,656        389
-------------------------------------------------------------------------------------

EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
December 31, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
   AMOUNT   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            OHIO--1.5%
$     250M  Lorain County Hosp. Rev. (Catholic Healthcare
              Partners), 5.625%, 9/1/14                        $   247,500  $     156
-------------------------------------------------------------------------------------
            OKLAHOMA--3.4%
      500M  Grand River Dam Auth. Rev., 6.25%, 6/1/11              540,625        341
-------------------------------------------------------------------------------------
            OREGON--4.8%
      250M  Oregon State Dept. Adm. Services (Lottery
              Revenue), 5.25%, 4/1/15                              237,188        150
      500M  Oregon State Dept. of Administrative Services
              Cert. of Particip., 5.65%, 5/1/07*                   521,875        329
-------------------------------------------------------------------------------------
                                                                   759,063        479
-------------------------------------------------------------------------------------
            PENNSYLVANIA--5.8%
      525M  Erie General Obligation, 5.75%, 5/15/07*               547,969        346
      350M  Philadelphia Water & Wastewater Rev., 6.25%,
              8/1/12                                               374,063        236
-------------------------------------------------------------------------------------
                                                                   922,032        582
-------------------------------------------------------------------------------------
            PUERTO RICO--6.3%
      400M  Puerto Rico Commonwealth Hwy. & Transn. Auth.
              Rev., 6.25%, 7/1/14                                  430,000        271
      545M  Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl.
              Facs., 6.25%, 7/1/16                                 568,844        359
-------------------------------------------------------------------------------------
                                                                   998,844        630
-------------------------------------------------------------------------------------
            RHODE ISLAND--4.6%
      500M  Cranston General Obligation, 5.875%, 11/15/19          496,250        313
      250M  Rhode Island St. Hlth. & Edl. Bldg., 5.50%,
              9/15/18                                              237,188        150
-------------------------------------------------------------------------------------
                                                                   733,438        463
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
   AMOUNT   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            TEXAS--8.5%
$     505M  Austin Utility System Rev., 6%, 11/15/13           $   524,569  $     331
      500M  Harris County General Obligation, 6.50%, 8/15/13       550,000        347
      250M  Houston Water Conveyance System Cert. of Partic.,
              6.25%, 12/15/12                                      267,188        169
-------------------------------------------------------------------------------------
                                                                 1,341,757        847
-------------------------------------------------------------------------------------

TOTAL VALUE OF MUNICIPAL BONDS
  (cost $15,075,916)                                    99.1%  15,702,700      9,912
OTHER ASSETS, LESS LIABILITIES                            .9      139,187         88
------------------------------------------------------------------------------------
NET ASSETS                                             100.0% $15,841,887  $  10,000
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
EXECUTIVE INVESTORS TRUST
December 31, 1999

--------------------------------------------------------------------------------
                                         BLUE CHIP  HIGH YIELD       INSURED TAX
                                              FUND        FUND       EXEMPT FUND
--------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At identified cost...................  $3,403,469 $16,671,267 $     15,075,916
                                         =========  ==========  ================
  At value (Note 1A)...................  $5,616,695 $15,504,995 $     15,702,700
Cash...................................     41,494     121,464            80,590
Receivables:
  Interest and dividends...............      2,937     364,308           227,945
  Trust shares sold....................     45,607          83             2,336
Other assets...........................         --       4,966                --
                                         ---------  ----------  ----------------
Total Assets...........................  5,706,733  15,995,816        16,013,571
                                         ---------  ----------  ----------------
LIABILITIES
Payables:
  Trust shares redeemed................         --      24,001           121,854
  Distributions payable................     43,504      81,939            40,630
Accrued expenses.......................      7,810      21,424             5,118
Accrued advisory fees..................      2,309       6,767             4,082
                                         ---------  ----------  ----------------
Total Liabilities......................     53,623     134,131           171,684
                                         ---------  ----------  ----------------
NET ASSETS.............................  $5,653,110 $15,861,685 $     15,841,887
                                         =========  ==========  ================
NET ASSETS CONSIST OF:
Capital paid in........................  $3,439,884 $17,197,090 $     15,197,272
Undistributed net investment income....         --     284,539            17,831
Accumulated net realized loss on
  investment transactions..............         --    (453,672)               --
Net unrealized appreciation
  (depreciation) in value of
  investments..........................  2,213,226  (1,166,272)          626,784
                                         ---------  ----------  ----------------
Total..................................  $5,653,110 $15,861,685 $     15,841,887
                                         =========  ==========  ================
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING..........................    198,576   2,197,437         1,164,029
                                         =========  ==========  ================
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE (Net assets divided by
  trust shares outstanding)............  $   28.47  $     7.22  $          13.61
                                         =========  ==========  ================
MAXIMUM OFFERING PRICE PER SHARE (Net
  asset value/.9525)*..................  $   29.89  $     7.58  $          14.29
                                         =========  ==========  ================
* On purchases of $100,000 or more, the
  sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
EXECUTIVE INVESTORS TRUST
Year Ended December 31, 1999

-------------------------------------------------------------------------------------
                                         BLUE CHIP  HIGH YIELD            INSURED TAX
                                              FUND        FUND            EXEMPT FUND
-------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $   2,592  $1,907,702  $             927,611
  Dividends............................     51,517     167,412                     --
                                         ---------  ----------  ---------------------
Total Income...........................     54,109   2,075,114                927,611
                                         ---------  ----------  ---------------------
Expenses (Notes 1 and 3):
  Advisory fees........................     51,018     177,935                168,405
  Distribution plan expenses...........     25,435      88,713                 83,960
  Shareholder servicing costs..........      5,614      20,785                  9,384
  Professional fees....................      5,302      15,429                 16,848
  Custodian fees.......................      6,446       4,377                  4,105
  Reports and notices to
    shareholders.......................      3,258       8,797                  4,107
  Other expenses.......................      1,768          30                  4,098
                                         ---------  ----------  ---------------------
Total expenses.........................     98,841     316,066                290,907
Less: Expenses waived or assumed.......    (43,417)   (106,710)              (152,425)
     Custodian fees paid indirectly....     (4,488)     (2,948)                (4,105)
                                         ---------  ----------  ---------------------
Net expenses...........................     50,936     206,408                134,377
                                         ---------  ----------  ---------------------
Net investment income..................      3,173   1,868,706                793,234
                                         ---------  ----------  ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 2):
Net realized gain (loss) on
  investments..........................    487,800     (73,322)                29,405
Net unrealized appreciation
  (depreciation) of investments........    706,820    (776,839)            (1,148,959)
                                         ---------  ----------  ---------------------
Net gain (loss) on investments.........  1,194,620    (850,161)            (1,119,554)
                                         ---------  ----------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............  $1,197,793 $1,018,545  $            (326,320)
                                         =========  ==========  =====================

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
EXECUTIVE INVESTORS TRUST

---------------------------------------------------------------

                                             BLUE CHIP FUND
                                         ----------------------
YEAR ENDED DECEMBER 31                         1999        1998
---------------------------------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income................  $    3,173  $   21,097
  Net realized gain (loss) on
    investments........................     487,800     104,448
  Net unrealized appreciation
    (depreciation) of investments......     706,820     608,792
                                         ----------  ----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................   1,197,793     734,337
                                         ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................      (5,908)    (22,710)
  Net realized gains...................    (487,055)   (111,862)
                                         ----------  ----------
    Total distributions................    (492,963)   (134,572)
                                         ----------  ----------
TRUST SHARE TRANSACTIONS(a)
  Proceeds from shares sold............     535,181   1,201,975
  Reinvestment of distributions........     448,986     123,620
  Cost of shares redeemed..............    (913,621)   (774,927)
                                         ----------  ----------
  Net increase (decrease) from trust
    share transactions.................      70,546     550,668
                                         ----------  ----------
    Net increase (decrease) in net
      assets...........................     775,376   1,150,433
NET ASSETS
  Beginning of year....................   4,877,734   3,727,301
                                         ----------  ----------
  End of year+.........................  $5,653,110  $4,877,734
                                         ==========  ==========
  +Includes undistributed net
    investment income of...............  $       --  $       --
                                         ==========  ==========
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.................................      20,190      53,050
  Issued for distributions
    reinvested.........................      15,785       5,026
  Redeemed.............................     (33,808)    (33,583)
                                         ----------  ----------
  Net increase (decrease) in trust
    shares outstanding.................       2,167      24,493
                                         ==========  ==========

                       See notes to financial statements

-------------------------------------------------------------------------------------------
                                                                         INSURED TAX
                                             HIGH YIELD FUND             EXEMPT FUND
                                         ------------------------  ------------------------
                                                1999         1998         1999         1998
---------------------------------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income................  $ 1,868,706  $ 1,666,951  $   793,234  $   754,660
  Net realized gain (loss) on
    investments........................      (73,322)     126,660       29,405      270,022
  Net unrealized appreciation
    (depreciation) of investments......     (776,839)  (1,643,367)  (1,148,959)     157,055
                                         -----------  -----------  -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................    1,018,545      150,244     (326,320)   1,181,737
                                         -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................   (1,698,106)  (1,691,909)    (775,403)    (755,255)
  Net realized gains...................           --           --      (29,405)    (270,196)
                                         -----------  -----------  -----------  -----------
    Total distributions................   (1,698,106)  (1,691,909)    (804,808)  (1,025,451)
                                         -----------  -----------  -----------  -----------
TRUST SHARE TRANSACTIONS(a)
  Proceeds from shares sold............    1,694,943    3,991,914    1,636,590    2,842,251
  Reinvestment of distributions........      658,028      702,882      455,722      647,163
  Cost of shares redeemed..............   (4,767,412)  (3,431,181)  (2,028,492)  (2,929,454)
                                         -----------  -----------  -----------  -----------
  Net increase (decrease) from trust
    share transactions.................   (2,414,441)   1,263,615       63,820      559,960
                                         -----------  -----------  -----------  -----------
    Net increase (decrease) in net
     assets............................   (3,094,002)    (278,050)  (1,067,308)     716,246
NET ASSETS
  Beginning of year....................   18,955,687   19,233,737   16,909,195   16,192,949
                                         -----------  -----------  -----------  -----------
  End of year+.........................  $15,861,685  $18,955,687  $15,841,887  $16,909,195
                                         ===========  ===========  ===========  ===========
  +Includes undistributed net
    investment income of...............  $   284,539  $   113,939  $    17,831  $        --
                                         ===========  ===========  ===========  ===========
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.................................      229,591      505,647      114,579      194,643
  Issued for distributions
    reinvested.........................       90,197       89,636       32,373       44,423
  Redeemed.............................     (653,814)    (437,480)    (144,597)    (200,774)
                                         -----------  -----------  -----------  -----------
  Net increase (decrease) in trust
    shares outstanding.................     (334,026)     157,803        2,355       38,292
                                         ===========  ===========  ===========  ===========

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
EXECUTIVE INVESTORS TRUST

1. SIGNIFICANT ACCOUNTING POLICIES--Executive Investors Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of unlimited shares of beneficial interest of the Blue Chip Fund, the High Yield Fund and the Insured Tax Exempt Fund (each a "Fund") and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

BLUE CHIP FUND seeks high total investment return consistent with the preservation of capital.

HIGH YIELD FUND primarily seeks high current income and secondarily seeks capital appreciation.

INSURED TAX EXEMPT FUND seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by a market maker for such securities. Securities may also be priced by pricing services. The pricing service use quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities, and other available information in determining value. The municipal bonds in which the Insured Tax Exempt Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the Board of Trustees. The pricing services use quotations obtained from investment dealers or brokers for particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust.

The municipal bonds held by the Insured Tax Exempt Fund are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. The Fund may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, the Fund will consider security type, rating, market condition and yield. The Fund may invest up to 20% of its assets in portfolio securities not covered by the insurance feature.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of Trust to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve it from all, or substantially all, federal income taxes. At December 31, 1999, the High Yield Fund had capital loss carryovers of $415,432 of which $211,168 expires in 2003, $109,463 expires in 2004, $59,720 expires in 2005, and
$35,081 expires in 2007.

C. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

D. Distributions to Shareholders--Dividends from net investment income to the shareholders of the High Yield Fund and the Insured Tax Exempt Fund are normally declared daily and paid monthly. Dividends from net investment income of the Blue Chip Fund are normally declared and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

E. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make

EXECUTIVE INVESTORS TRUST

estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. For the year ended December 31, 1999, The Bank of New York, custodian for the Funds, has provided total credits in the amount of $11,541 against custodian charges based on the uninvested cash balances of the Funds.

2. SECURITY TRANSACTIONS--For the year ended December 31, 1999, purchases and sales of securities other than short-term tax exempt investments and short-term securities, were as follows:

                                             Cost of     Proceeds
Fund                                       Purchases     of Sales
----                                     -----------  -----------
Blue Chip Fund.........................  $ 4,758,086  $ 5,034,120
High Yield Fund........................    7,541,180   10,297,702
Insured Tax Exempt Fund................   33,402,870   34,254,537

At December 31, 1999, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                             Gross         Gross  Net Unrealized
                                           Aggregate    Unrealized    Unrealized    Appreciation
Fund                                            Cost  Appreciation  Depreciation  (Depreciation)
----                                     -----------  ------------  ------------  --------------
Blue Chip Fund.........................  $ 3,403,469  $  2,245,995  $     32,769  $    2,213,226
High Yield Fund........................   16,671,267       617,896     1,784,168      (1,166,272)
Insured Tax Exempt Fund................   15,075,916       667,259        40,475         626,784

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and trustees of the Trust are officers and directors of its investment adviser, Executive Investors Management Company, Inc. ("EIMCO"), its underwriter, Executive Investors Corporation ("EIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Trust's individual retirement accounts ("IRA"). Trustees of the

Trust who are not "interested persons" of the Trust as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 1999, total trustee fees accrued by the Funds amounted to $900.

The Investment Advisory Agreement provides as compensation to EIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. For the year ended December 31, 1999, total advisory fees earned by EIMCO from all Funds was $397,358 of which $232,360 was waived. In addition, expenses of $30,571 were assumed by EIMCO.

For the year ended December 31, 1999, EIC, as underwriter of the Trust, received $14,697 in commissions from the sale of Trust shares, after allowing $91,200 to other dealers. Shareholder servicing costs included $27,538 in transfer agent fees accrued to ADM and $2,847 in IRA custodian fees accrued to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay a fee equal to .50% of its average daily net assets on an annualized basis each fiscal year, payable quarterly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended December 31, 1999, total distribution plan fees accrued to EIC amounted to $198,108 (of which $39,621 was waived).

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1999, the High Yield Fund held ten 144A securities with an aggregate value of $1,568,908. These securities represent 9.9% of the Fund's net assets and are valued as set forth in Note 1A.

5. CONCENTRATION OF CREDIT RISK--The High Yield Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

FINANCIAL HIGHLIGHTS
EXECUTIVE INVESTORS TRUST

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE                  UNREALIZED               ----------------------
                 ---------           NET   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING    INVESTMENT            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                   OF YEAR        INCOME   INVESTMENTS   OPERATIONS       INCOME      GAINS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
1995...........  $   12.75  $        .30  $       4.30  $      4.60  $       .29  $     .74  $        1.03
1996...........      16.32           .22          3.13         3.35          .24       1.07           1.31
1997...........      18.36           .19          4.68         4.87          .19       1.36           1.55
1998...........      21.68           .11          3.74         3.85          .12        .58            .70
1999...........      24.83           .02          6.34         6.36          .03       2.69           2.72
----------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
1995...........  $    6.98  $        .70  $        .58  $      1.28  $       .67         --  $         .67
1996...........       7.59           .72           .28         1.00          .70         --            .70
1997...........       7.89           .68           .23          .91          .70         --            .70
1998...........       8.10           .67          (.60)         .07          .68         --            .68
1999...........       7.49           .79          (.36)         .43          .70         --            .70
----------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
1995...........  $   12.53  $        .72  $       1.80  $      2.52  $       .73  $     .28  $        1.01
1996...........      14.04           .66          (.10)         .56          .67        .11            .78
1997...........      13.82           .67           .71         1.38          .67        .12            .79
1998...........      14.41           .66           .39         1.05          .66        .24            .90
1999...........      14.56           .67          (.94)        (.27)         .65        .03            .68

----------------------------------------------------------------------------------------------------------

* Calculated without sales charges
+ Net of expenses waived or assumed (Note 3)

                       See notes to financial statements

-------------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L   D A T A
                            ---------------------------------------------------------------------------------
                 ---------
                                                                             RATIO TO AVERAGE NET
                                                                                 ASSETS BEFORE
                                                        RATIO TO AVERAGE           EXPENSES
                                                 NET       NET ASSETS+         WAIVED OR ASSUMED
                 NET ASSET                    ASSETS  ---------------------  ---------------------
                     VALUE          TOTAL     END OF                    NET                    NET  PORTFOLIO
                 ---------         RETURN       YEAR             INVESTMENT             INVESTMENT   TURNOVER
                       END              *        (IN  EXPENSES       INCOME  EXPENSES       INCOME       RATE
                   OF YEAR            (%)  MILLIONS)       (%)          (%)       (%)          (%)        (%)
-------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
1995...........  $   16.32          36.30  $       1       .50         1.99      2.20          .29         33
1996...........      18.36          20.62          2       .75         1.33      2.28         (.20)        50
1997...........      21.68          26.58          4       .75          .92      2.03         (.36)       163
1998...........      24.83          17.81          5       .92          .49      1.84         (.43)        96
1999...........      28.47          25.62          6      1.00          .06      1.94         (.88)        97
-------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
1995...........  $    7.59          19.08  $      16      1.35         9.52      1.90         8.97         69
1996...........       7.89          13.69         17      1.22         9.38      1.82         8.78         27
1997...........       8.10          12.03         19      1.22         8.68      1.82         8.08         49
1998...........       7.49            .86         19      1.25         8.54      1.83         7.96         41
1999...........       7.22           6.09         16      1.18        10.51      1.78         9.91         44
-------------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
1995...........  $   14.04          20.53  $      13       .50         5.35      1.74         4.11        147
1996...........      13.82           4.11         15       .75         4.85      1.71         3.89        116
1997...........      14.41          10.30         16       .75         4.80      1.71         3.84        126
1998...........      14.56           7.39         17       .80         4.50      1.73         3.57        172
1999...........      13.61          (1.92)        16       .80         4.72      1.73         3.79        205

-------------------------------------------------------------------------------------------------------------

* Calculated without sales charges
+ Net of expenses waived or assumed (Note 3)

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of
Executive Investors Trust

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Blue Chip, High Yield and Insured Tax Exempt Funds (comprising Executive Investors Trust), at December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip, High Yield and Insured Tax Exempt Funds at December 31, 1999, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                               TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2000

36
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                                                                              37

EXECUTIVE INVESTORS TRUST

TRUSTEES
-------------------------------

JAMES J. COY (Emeritus)

GLENN O. HEAD

KATHRYN S. HEAD

LARRY R. LAVOIE

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------

GLENN O. HEAD
President

DENNIS T. FITZPATRICK
Vice President

NANCY W. JONES
Vice President

PATRICIA D. POITRA
Vice President

CLARK D. WAGNER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

MARK S. SPENCER
Assistant Treasurer

CAROL LERNER BROWN
Assistant Secretary

EXECUTIVE INVESTORS TRUST

SHAREHOLDER INFORMATION
-------------------------------

INVESTMENT ADVISER
EXECUTIVE INVESTORS
MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
EXECUTIVE INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Trust's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Trust will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Trust's prospectus.

NOTES

At the bottom of the back cover page is the EXECUTIVE INVESTORS LOGO and the address "95 Wall Street, New York, NY 10005."